                                                                  EXHIBIT 10.281

                             AMENDMENT TO AGREEMENT
                                      AMONG
                      LIGAND PHARMACEUTICALS INCORPORATED,
                                  SERAGEN, INC.
                                       AND
                               ELI LILLY & COMPANY

     THIS AMENDMENT TO AGREEMENT (the "AMENDMENT") is made and entered into on this 8th day of November, 2004 by and among Ligand Pharmaceuticals Incorporated ("LIGAND"), Seragen, Inc. ("SERAGEN") and Eli Lilly & Company ("LILLY").

     WHEREAS, Ligand, Seragen and Lilly are parties to that certain Agreement dated as of May 11, 1998 (the "AGREEMENT"); and

     WHEREAS, Ligand, Seragen and Lilly wish to amend the Agreement to provide for options on the part of Ligand or Lilly, as the case may be, to buy-down Ligand's royalty obligations on Net Sales in the United States as set forth herein.

     Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment and in the Agreement, and pursuant to Section 13(f) of the Agreement, Ligand, Seragen and Lilly do hereby amend the Agreement, as follows:

     1. Section 8(a) of the Agreement is hereby amended by adding the following immediately after the royalty table and related asterisk:

               "Notwithstanding the foregoing, Ligand or Lilly, as the case may be, shall have the options set forth below to require a royalty reduction with respect to Net Sales in the United States:

                    (i) During the period beginning January 1, 2005 and ending on January 7, 2005, Ligand shall have the option to require a royalty reduction with respect to Net Sales in the United States (the "First Option"). If Ligand exercises the First Option, the following shall occur:

                         (A) Ligand shall pay to Lilly the sum of twenty million dollars ($20,000,000) in immediately available funds;

                         (B) Ligand shall be relieved of the obligation to pay royalties on Net Sales in the U.S. that occur during the calendar year 2005; and

                         (C) Ligand's royalty obligation with respect to Net Sales in the U.S. for Net Sales occurring after December 31, 2005 until the end of the Royalty Term shall be as follows:

Annual Net Sales ($M)   Royalty Rate (% of Net Sales)
---------------------   -----------------------------
0-23                                   0
>23-50                                20
>50-72                                15
>72                                   10

     For the avoidance of doubt, each percentage set forth in the table above applies only to the portion of calendar year Net Sales shown in the corresponding left column.

     Ligand shall give any notice of its intent to exercise the First Option to Lilly in writing within the option period provided above. Payment to Lilly from Ligand shall be made within five business days of delivery of notice as determined pursuant to Section 13(c) of the Agreement, with a copy to Randy Loser, Assistant General Counsel, Eli Lilly and Company, fax (317) 276-2763. If Ligand fails to timely exercise the First Option, the First Option shall expire.

                    (ii) During the period beginning April 1, 2005 and ending on April 7, 2005, Ligand shall have the option to require a further royalty reduction with respect to Net Sales in the United States (the "Second Option"). If Ligand exercises the Second Option, the following shall occur:

                         (A) Ligand shall pay to Lilly the sum of thirteen million dollars ($13,000,000) in immediately available funds;

                         (B) Ligand shall be relieved of the obligation to pay royalties on Net Sales in the U.S. that occur during the calendar year 2006; and

                         (C) Ligand's royalty obligation with respect to Net Sales in the U.S. for Net Sales occurring after December 31, 2006 until the end of the Royalty Term shall be as follows:

Annual Net Sales ($M)   Royalty Rate (% of Net Sales)
---------------------   -----------------------------
0-38                                   0
>38-50                                20
>50-72                                15
>72                                   10

     For the avoidance of doubt, each percentage set forth in the table above applies only to the portion of calendar year Net Sales shown in the corresponding left column.

     Ligand shall give any notice of its intent to exercise the Second Option to Lilly in writing within the option period provided above. Payment to Lilly from Ligand shall be made within five business days of delivery of notice as determined pursuant to Section 13(c) of the Agreement, with a copy to Randy Loser, Assistant General Counsel, Eli Lilly and Company, fax (317) 276-2763. The Second Option may only be exercised if the First

     Option has been exercised by Ligand. If Ligand fails to timely exercise the Second Option, the Second Option shall expire.

                    (iii) During the period beginning July 1, 2005 and ending on July 7, 2005, Lilly shall have the option to require a royalty reduction with respect to Net Sales in the United States (the "Third Option"). If Lilly exercises the Third Option, the following shall occur:

                         (A) Ligand shall pay to Lilly the sum of twenty two million dollars ($22,000,000) in immediately available funds;

                         (B) Ligand shall be relieved of the obligation to pay royalties on Net Sales in the U.S. that occur during the calendar year 2005; and

                         (C) Ligand's royalty obligation with respect to Net Sales in the U.S. for Net Sales occurring after December 31, 2005 until the end of the Royalty Term shall be as follows:

Annual Net Sales ($M)   Royalty Rate (% of Net Sales)
---------------------   -----------------------------
0-23                                   0
>23-50                                20
>50-72                                15
>72                                   10

     For the avoidance of doubt, each percentage set forth in the table above applies only to the portion of calendar year Net Sales shown in the corresponding left column.

     Notwithstanding the foregoing, if Net Sales for the first five (5) months of 2005 are less than an aggregate of five million dollars ($5,000,000), then this Third Option shall be deemed void, and Lilly shall have no right to exercise such Third Option. Not later than June 23, 2005, Ligand shall advise Lilly in writing of the Net Sales for the first five (5) months of 2005.

     Lilly shall give any notice of its intent to exercise the Third Option to Ligand in writing within the option period provided above. Payment to Lilly from Ligand shall be made within five business days of delivery of notice as determined pursuant to Section 13(c) of the Agreement. The Third Option may only be exercised if the First Option has not been exercised by Ligand. If Lilly fails to timely exercise the Third Option, the Third Option shall expire.

                    (iv) During the period beginning October 1, 2005 and ending on October 7, 2005, Lilly shall have the option to require a further royalty reduction with respect to Net Sales in the United States (the "Fourth Option"). If Lilly exercises the Fourth Option, the following shall occur:

                         (A) Ligand shall pay to Lilly the sum of fifteen million dollars ($15,000,000) in immediately available funds;

                         (B) Ligand shall be relieved of the obligation to pay royalties on Net Sales in the U.S. that occur during the calendar year 2006; and

                         (C) Ligand's royalty obligation with respect to Net Sales in the U.S. for Net Sales occurring after December 31, 2006 until the end of the Royalty Term shall be as follows:

Annual Net Sales ($M)   Royalty Rate (% of Net Sales)
---------------------   -----------------------------
0-38                                   0
>38-50                                20
>50-72                                15
>72                                   10

     For the avoidance of doubt, each percentage set forth in the table above applies only to the portion of calendar year Net Sales shown in the corresponding left column.

     Notwithstanding the foregoing, if Net Sales for the first eight (8) months of 2005 are less than an aggregate of eight million dollars ($8,000,000), then this Fourth Option shall be deemed void, and Lilly shall have no right to exercise such Fourth Option. Not later than September 23, 2005, Ligand shall advise Lilly in writing of the Net Sales for the first eight (8) months of 2005.

     Lilly shall give any notice of its intent to exercise the Fourth Option to Ligand in writing within the option period provided above. Payment to Lilly from Ligand shall be made within five business days of delivery of notice as determined pursuant to Section 13(c) of the Agreement. The Fourth Option may only be exercised if (A) the First Option or the Third Option has been exercised by either Ligand or Lilly, as applicable, and (B) the Second Option has not been exercised by Ligand. If Lilly fails to timely exercise the Fourth Option, the Fourth Option shall expire."

     2. A new Section 13(r) of the Agreement is hereby added by adding the following:

     "(r) Ligand acknowledges that Lilly has agreed to provide Ligand the First and Second Options, including the royalty-free periods in 2005 and 2006 in order to encourage Ligand's continued investment in the Product. Accordingly, after the date of this Amendment, Ligand shall use its Commercially Reasonable Efforts to further develop and expand commercialization of the Product. "Commercially Reasonable Efforts" as used in this Amendment means those diligent efforts, taken as a whole, consistent with the exercise of prudent scientific and business judgment, as applied to products having comparable market potential and comparable developmental and regulatory risks and challenges and otherwise in accordance with generally accepted practices in the pharmaceutical industry. "Comparable market potential" shall be fairly determined based upon relevant factors, including market size, price, competition, patent rights, product liability issues and general marketing parameters."

     3. Governing Law. This Amendment shall be governed by the laws of the State of Indiana, without regard to Indiana choice of law provisions.

     4. Effect of Amendment. Except as amended hereby, the Agreement shall remain in full force and effect.

     5. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which shall constitute together the same document.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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     IN WITNESS WHEREOF, the parties hereof have caused this Amendment to be duly executed and delivered as a deed by their respective authorized officers of the day and year first written above.

                                        LIGAND PHARMACEUTICALS INCORPORATED


                                        By: /s/ Warner R. Broaddus
                                            ------------------------------------
                                        Name: Warner R. Broaddus
                                        Title: V.P., General Counsel


                                        SERAGEN, INC.


                                        By: /s/ Paul V. Maier
                                            ------------------------------------
                                        Name: Paul V. Maier
                                        Title: CEO


                                        ELI LILLY & COMPANY


                                  RDL   By: /s/ Sidney Taurel
                                            ------------------------------------
                                        Name: Sidney Taurel
                                        Title: Chairman, President & CEO